UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2005

CYTOMEDIX, INC.
(Exact name of registrant as it appears in its charter)

Delaware	0-28443	23-3011702
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

416 Hungerford Drive, Suite 330
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

240-499-2680
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On December 14, 2005, Cytomedix, Inc. issued the press release attached as Exhibit 99.1 announcing the results of its audit of clinical trial investigational sites and trial results for its AutoloGel(tm) platelet gel therapy system for the treatment of diabetic foot ulcers. Cytomedix will hold a conference call and webcast with members of the investment community at 1:00 p.m., eastern time Thursday, December 15, 2005, to discuss the results of the audit. To participate in the call, interested parties should dial 877-407-9205 approximately ten minutes before the conference call is scheduled to begin. International callers should dial 201-689-8054. The conference call ID number is 182347. A webcast of the conference call can be accessed on Vcall's Investor Calendar (http://www.investorcalendar) or the company's website at http://www.cytomedix.com. Both the conference call and the webcast will be archived on the respective sites.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press Release of Cytomedix, Inc., dated December 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOMEDIX, INC.

Date: December 14, 2005	By:	/s/ Kshitij Mohan
Kshitij Mohan
Chief Executive Officer